1 AMERIANA BANCORP ANNUAL MEETING THURSDAY, MAY 14, | CEO PRESENTATION : ASBI Exhibit 99.1 2015

FORWARD-LOOKING STATEMENT
This presentation contains forward-looking statements, which include statements about Ameriana’s future financial performance, business plans and strategies. They often include words like
“believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.”
Forward-looking statements involve future risks and uncertainties because of factors that could cause actual results to differ materially from those expressed or implied.  Specific risk factors and other uncertainties that could affect the accuracy of forward-
looking statements are included in Ameriana’s Form 10-K for the year ended December 31, 2014. Ameriana does not undertake any obligation to update forward-looking statements made in this document.

AMERIANA BANCORP
ANNUAL FINANCIAL PERFORMANCE
(IN THOUSANDS)
Year Ended
December 31,
Interest Income
Interest Expense
Net Interest Income
Provision for Loan Losses
Non-Interest Income
Non-Interest Expense
Income before Income Taxes
Income Tax Expense
Net Income
2014
2013
$18,146 $ 16,980
2,997
3,003
15,149 13,977
322
5,617
17,211
3,233
867
755
5,801
16,095
2,928
741
$   2,187
$  2,366

AMERIANA BANCORP
QUARTERLY FINANCIAL PERFORMANCE
(IN THOUSANDS)
Three Months
Ended March 31,
2015 2014
$  4,169
$  4,474
646
758
3,523 3,716
105 150
1,559
1,364
4,318 3,917
659
1,013
157
284
$     502 $     729
Interest Income
Interest Expense
Net Interest Income
Provision for Loan Losses
Non-Interest Income
Non-Interest Expense
Income before Income Taxes
Income Tax Expense
Net Income

AMERIANA BANK CAPITAL
(AS OF 3/31/15)
Bank Peer*
Tier 1 Leverage Capital 9.40% 10.18%
Common Equity Tier 1 Capital 13.67 14.47
Tier 1 RBC/Risk Wtd. Assets 13.67 14.54
Total RBC/Risk Wtd. Assets 14.90 15.66
Source: FDIC UBPR 3/31/2015
*Peer group defined by FDIC for Ameriana is “Peer Group 3” – insured commercial banks having assets between $300 million and $1 billion

AMERIANA BANK
KEY METRICS
(AS OF 3/31/15)
Bank Peer*
Non-accrual Loans/Total Loans 1.41% 0.94%
NCL+ OREO/Lns. + OREO 3.37 1.64
Net Loss/Avg. Loans (1
st
Qtr Annualized) 0.03 0.07
ALLL/Total Loans 1.23 1.44
Current Rest. Loans/Total Loans 1.85 0.55
Source: FDIC UBPR 3/31/2015
*Peer group defined by FDIC for Ameriana is “Peer Group 3” – insured commercial banks having assets between $300 million and $1 billion

AMERIANA BANCORP
FINANCIAL PERFORMANCE
(FIRST QUARTER 2015)
Positive Factors:
•
•
•
Net income of $502,000, or $0.17 per diluted share for the
first quarter of 2015
Declared a quarterly dividend of $0.04 per share, which
represented a $0.02 per share increase
Continued growth in tangible book value per share to $13.35

AMERIANA BANK
FINANCIAL PERFORMANCE
(FIRST QUARTER 2015)
Positive Factors:
•
•
•
o
•
Source: FDIC UBPR 3/31/2015
Total loans increased $3.7 million and strong pipeline at the end of the first quarter
Total deposits increased $11.6 million – growing momentum in new Indianapolis metropolitan market banking centers
Assets per employee is improving ($ per million)
$3.34 compared to $3.33 in the same quarter in 2014,
($3.28 at 12/31/2014 and $3.23 at 12/31/2013)
Non-Interest income as a percent of Average Assets was higher than peer at 1.31% compared to peer at 0.74% for 1
st
Qtr. 2015.
*Peer group defined by FDIC for Ameriana is “Peer Group 3” – insured commercial banks having assets between $300 million and $1 billion

AMERIANA BANK
FINANCIAL PERFORMANCE
(FIRST QUARTER 2015)
Negative Factors:
•
•
•
•
•
Source: FDIC UBPR 3/31/2015
*Peer group defined by FDIC for Ameriana is “Peer Group 3” – insured commercial banks having assets between $300 million and $1 billion
Funding costs are somewhat higher than peer
Assets per employee remains lower than peer (i.e. excess
capacity)
DDAs, although increasing, remain below high-performing peer banks
Other non-personnel expenses are higher than peer
Personnel and occupancy expense, due to number of new
offices, is higher than peer

AMERIANA BANK
FINANCIAL PERFORMANCE
(FIRST QUARTER 2015)
Profitability: (% of Avg. Assets) Bank Peer*
Interest Expense
Other Operating Expense
Occupancy Expense
Personnel Expense
Total Overhead Expense
Efficiency Ratio
Assets Per Employee ($ in millions)
Average Personnel Expense
Source: FDIC UBPR 3/31/2015
*Peer group defined by FDIC for Ameriana is “Peer Group 3” – insured commercial banks having assets between
$300 million and $1 billion
0.51% 0.40%
1.02
0.87
0.56
0.35
1.88
1.60
3.46
2.83
79.76
66.70
$3.34 $4.92
61.94 74.75
Per Employee
($ in thousands)

AMERIANA BANK
FINANCIAL PERFORMANCE
(FIRST QUARTER 2015)
Profitability: (%)
Bank Peer
Avg. Earning Assets/Avg. Assets 87.98% 93.93%
Avg. Int. Bearing Fds/Avg. Assets 82.57 75.59
Int. Income/Avg. Earning Assets 4.01 4.13
NII/Average Earning Assets 3.44 3.70
Net Loans/Avg. Assets 66.76 65.07
Source: FDIC UBPR 3/31/2015
*Peer group defined by FDIC for Ameriana is “Peer Group 3” – insured commercial banks having assets between $300 million and $1 billion

AMERIANA BANK
FINANCIAL PERFORMANCE
(FIRST QUARTER 2015)
Profitability: (%)
Bank Peer
AFS Securities/Avg. Assets 10.18% 18.79%
DDA/Avg. Assets 6.62 12.05
Core Deposits/Avg. Assets 79.92 77.08
FHLB/Avg. Assets 5.58 2.60
Source: FDIC UBPR 3/31/2015
*Peer group defined by FDIC for Ameriana is “Peer Group 3” – insured commercial banks having assets between $300 million and $1 billion

13 TOTAL LOANS (DOLLARS IN THOUSANDS) $326,573 $317,595 $317,087 $318,287 $316,960 $321,025 $324,723 12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2014 3/31/2015

14 TOTAL DEPOSITS (DOLLARS IN THOUSANDS) $338,381 $337,978 $337,250 $356,703 $362,701 $378,947 $390,577 12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2014 3/31/2015

15 NET INTEREST INCOME (DOLLARS IN THOUSANDS) $12,689 $13,411 $13,924 $14,187 $13,977 $15,149 $3,523 2009 2010 2011 2012 2013 2014 1Q2015

16 NET INTEREST MARGIN (ON A FULLY TAX-EQUIVALENT BASIS) 3.08% 3.63% 3.73% 3.71% 3.63% 3.68% 3.45% 2009 2010 2011 2012 2013 2014 1Q2015

17 NON-PERFORMING LOANS (DOLLARS IN THOUSANDS) $9,053 $11,247 $8,828 $7,604 $5,067 $4,391 $4,571 12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2014 3/31/2015

NON-ACCRUAL LOANS
(AS OF 3/31/2015)
($ in thousands)
Single-family residences – Countrywide
originations (8 loans) $ 1,762
Land for commercial development 836
Commercial real estate 812
Commercial 495
3,905
Single-family residences (13 loans) 607
HELOCs (6 loans)                                                 58
$ 4,570
Sub-total
Total

19 NON-PERFORMING LOANS/TOTAL LOANS 2.78% 3.54% 2.79% 2.39% 1.60% 1.37% 1.41% 12/31/2009 12/31/2010 12/30/2011 12/31/2012 12/31/2013 12/31/2014 3/31/2015

20 OREO (DOLLARS IN THOUSANDS) $3,881 $9,067 $9,067 $6,326 $5,172 $6,639 $6,606 12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2014 3/31/2015

OTHER REAL ESTATE OWNED
(AS OF 3/31/2015)
($ in thousands)
Retail strip center (partially occupied) and one outlot   $ 1,985
Residential condominium development 1,536
Single family residence – rented 781
Developed commercial land 820
Undeveloped land and developed residential building lots 721
Commercial real estate 251
Undeveloped land 214
Developed commercial lot 113
Sub-total                                                             6,421
Three single-family residences (unrelated) 185
Total

$ 6,606

22 OREO/TOTAL LOANS 1.19% 2.85% 2.38% 1.99% 1.63% 2.07% 2.03% 12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2014 3/31/2015

23 NET CHARGE-OFFS (DOLLARS IN THOUSANDS) $1,166 $1,726 $1,465 $1,038 $1,001 $412 $24 2009 2010 2011 2012 2013 2014 1Q2015

24 NET CHARGE-OFFS/AVG. LOANS 0.35% 0.54% 0.47% 0.33% 0.31% 0.13% 0.01% 2009 2010 2011 2012 2013 2014 1Q2015

ALLOWANCE FOR LOAN LOSSES (DOLLARS IN THOUSANDS) $4,005 $4,212 $4,212 $4,239 $3,993 $3,903 $3,984 12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2014 3/31/2015 25

ALLOWANCE FOR LOAN LOSSES/TOTAL LOANS 1.23% 1.33% 1.30% 1.30% 1.26% 1.22% 1.23% 12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2014 3/31/2015 26

TROUBLED DEBT RESTRUCTURINGS (TDRS) (DOLLARS IN THOUSANDS) $268 $8,393 $9,016 $12,171 $11,558 $7,455 $7,395 12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2014 3/31/2015 27

TROUBLED DEBT RESTRUCTURINGS
(TDRS - AS OF 3/31/2015)
($ in thousands)
Hotel loan                                                       $ 3,676 Substandard
Developed commercial land                                       915      Pass
Commercial (3 loans)                                             186 Non-accrual
Subtotal                                                   4,777
Single-family residence – Countrywide origination                    240      Pass
Single-family residence – Countrywide origination                    206 Substandard
Single-family residence – Countrywide origination (4 loans)     986 Non-accrual
Single-family residence                                                 967      Pass
Single-family residence                                                 219 Substandard
$7,395
Total

• To be a relevant and robust
alternative to “banking as
usual” in central Indiana
• To grow into new markets by
doing what it takes to
become a fully established,
leading citizen and business
advocate in each
neighborhood we serve
• To uphold and act on the
core values of a true
community bank
OUR VISION

30 To engage every customer in a meaningful dialogue regarding their financial needs and provide advice and financial solutions that assist them in achieving their goals OUR MISSION

31

32

33

AMERIANA BUSINESS STRATEGY
• Customer needs client strategy focused on building
long-term relationships
• Disciplined, relationship-building culture along all
business units
• Business units
o
Commercial
o
Consumer
o
Mortgage
o
Insurance
o
Financial Management
• Primary focus is value creation through growth in
Indianapolis and legacy markets

AMERIANA COMMERCIAL STRATEGY
• C&I / Owner-Occupied CRE / Investment Real Estate
• Focused on small business and middle market clients
• Target loan size is $25,000 - $5 million
• Working capital lines, equipment financing, letters of credit, term real estate and interest rate risk tools available
• SBA Lending expertise
• Experienced lending team, primarily focused on Indianapolis market
• Full suite of depository products, mobile and online money management tools, merchant processing, insurance and 401(k)
plan expertise

AMERIANA CONSUMER LENDING STRATEGY
• Consumer lending focused on residential mortgage,
home equity, auto and other closed-end loans
• Mortgage originators located in key markets within
our footprint
• Fully-automated Loan Origination System in
compliance with all current regulations
• Online consumer application system

AMERIANA RETAIL STRATEGY
• Develop relationships focused on meeting financial
lifecycle needs and building products per household
• On-The-Go Checking is key acquisition product
• Focused on omni channel customer experience to
provide seamless integration between branch and
electronic delivery channels.
o
ATM access
o
Telephone Banking
o
Call Center
o
Online Banking
o
Mobile Banking – check deposit, bill pay, alerts, etc.
o
e-Account Opening

REGULATORY AND ENTERPRISE
RISK MANAGEMENT
• Experienced ERM Team
o
Janelle Gamble, SVP – Chief Risk Officer + Compliance and
CRA Officer
Gloria Corbin, BSA
Stephanie Cunningham, Compliance
Ron Holloway, Loan Review
Joan Kerulis and Debra Hay, Audit

CUSTOMER GROWTH TREND Total Customers – Business & Personal 16334 16942 17136 17788 18267 18558 19262 14500 15000 15500 16000 16500 17000 17500 18000 18500 19000 19500 2008 - 2014 39

5 YEAR GROWTH IN CHECKING ACCOUNTS 40 12,389 13,266 14,610 15,592 16,465 10000 11000 12000 13000 14000 15000 16000 17000 2010 2011 2012 2013 2014

SHIFT IN DEPOSIT MIX Non-Maturity Deposits 39% 41 12/31/08 CDs 61% 12/31/14 CDs 36% Deposits 64% Non-Maturity

5 YEAR GROWTH IN
DEBIT CARD INTERCHANGE
$568,609.01
$687,884.99
$737,072.89
$843,756.85
$960,203.49
$400,000.00
$500,000.00
$600,000.00
$700,000.00
$800,000.00
$900,000.00
$1,000,000.00
2010
2011 2012 2013 2014

5 YEAR GROWTH IN NSF/FOREIGN ATM
$400,000.00
$500,000.00
$600,000.00
$700,000.00
$800,000.00
$900,000.00
$1,000,000.00
$1,100,000.00
$1,200,000.00
2010 2011 2012 2013 2014

$827,900.73
$827,897.54
$914,066.58
$960,912.88
$1,068,849.82

INCREASE IN MOBILE BANKING USAGE 25% Increase in Mobile Banking Users 44

INCREASE IN MOBILE CHECK DEPOSIT 67% Increase in Mobile Deposits 45

INCREASE IN MOBILE PICTURE PAY 156% Increase in Picture Pay usage 46

Rating of Account Opening Experience
100% of those surveyed rated Ameriana at “Good” or “Excellent”
CUSTOMER SURVEY RESULTS

0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Poor Fair Good Excellent
2008
2009
2010
2011
2013
2014

Likelihood of Using Additional
Ameriana Products and Services
In 2014, 92% said they would use additional services, compared to 84%
in 2013, 93% in 2011, 99% in 2010, 79% in 2009 and 74% in 2008.
CUSTOMER SURVEY RESULTS
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
Very Unlikely Unlikely Likely Very Likely Not Sure
2008
2009
2010
2011
2013
2014

Likelihood of Recommending Ameriana
In 2014, 96% said they would use additional services, compared to
95% in 2013, 98% in 2011, 95% in 2010, 95% in 2009 and 98% in 2008.
CUSTOMER SURVEY RESULTS

0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Very Unlikely Unlikely Likely Very Likely Not Sure
2008
2009
2010
2011
2013
2014

Name recognition and awareness built with Ameriana name campaign. AMERIANA’S TV SPOT 50

REDESIGNED WEBSITE 51

52

53

54

55

COMMUNITY SERVICE & OUTREACH 56

New Castle Optimist of the Year Cathy Crabtree Ameriana Insurance Agency 57

Henry County United Fund’s Spirit of Caring Business of the Year Award COMMUNITY OUTREACH 58

Paul W. Prior Scholarship Winner Ashley Criswell (Diana Criswell’s daughter, New Castle Main) COMMUNITY OUTREACH 59

•
Knightstown recognized as a Small Business Saturday Champion
•
Donated a total of $38,625 to 49 different area non-profit organizations via
Checking It Forward
®
•
Sponsored Geist Half for 5
th
Year
which raises funds to fight childhood obesity
•
Westfield Banking Center held its 6th Annual Fall Festival to support the
Westfield Youth Assistance Program

Community
for the 3
rd
year in a row

Fishers Crossing 11991 FISHERS CROSSING OPENED 2 BANKING CENTERS Noblesville 107 W. LOGAN STREET 61

BROAD RIPPLE BANKING CENTER 59 TH & COLLEGE AVENUE Opening Fall 2015 62

2015 EARNINGS TARGETS
BANK BANCORP
$3,208,000 $2,497,000
CHALLENGES FOR 2015
•
•
•
•

Fragile, slow moving economic recovery
Extremely competitive commercial loan market
Net interest margin compression resulting from ongoing low
interest rate environment
Initial costs associated with retail expansion strategy

STOCK PERFORMANCE (July 2012 – Present) Source: SNL Financial 5/11/2015 64

STOCK PERFORMANCE
Change %
As of 5/11/2015
YTD 1 Year 3 Years
ASBI (9.73) 19.29 212.15
SNL Bank & Thrift 0.82 13.13 62.81
SNL Bank < $500mm 6.31 10.14 58.03
KBW Bank 1.12 10.36 58.95
NASDAQ Bank 1.00 9.59 49.69
SNL Micro Cap 2.22 10.41 52.34
Source: SNL Financial

AMERIANA FRANCHISE HIGHLIGHTS
• Focused on improving shareholder value
• Increased dividend
• Growth strategies focused on building relationships, growing deposits and fee revenue
• Investments in Indianapolis area are producing results
• Well-capitalized with ability to support further organic growth
• Able to effectively manage to increased regulatory requirements

DONALD C. “DANNY” DANIELSON 1919-2015 • Director of Ameriana Bank since 1971 • Director of Ameriana Bancorp since 1990 67

QUESTIONS? 68